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                                                                   Exhibit 10.68

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                        EXCLUSIVE INDEPENDENT CONTRACTOR
                                    AGREEMENT

                                       FOR

                                PROJECT SENTINEL

                                     BETWEEN

                       CLINICAL REFERENCE LABORATORY, INC.

                                       AND

                         CALYPTE BIOMEDICAL CORPORATION

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                                = CONFIDENTIAL =



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The symbol '[**]' is used to indicate that a portion of the exhibit has been omitted and filed separately with the Committee.

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                                TABLE OF CONTENTS
                                -----------------

SECTION                                                                                                        PAGE
-------                                                                                                        ----
1        Structure of Relationship................................................................................1
         1.1      General.........................................................................................1
         1.2      Duties of CRL...................................................................................2
         1.3      Duties of Calypte...............................................................................4
         1.4      Supply of the Reagents..........................................................................4
         1.5      Pricing and Allocation of Revenue...............................................................4
         1.6      Independent Management..........................................................................4
         1.7      Marketing and Promotion.........................................................................4

2        Duration of Agreement....................................................................................4
         2.1      Term............................................................................................4
         2.2      Termination by Mutual Consent...................................................................4
         2.3      Termination for Cause...........................................................................5
         2.4      Completion of Testing...........................................................................5
         2.5      Survival of Rights and Obligations..............................................................5

3        Non-Competition and Exclusivity..........................................................................5
         3.1      Limitation on Competing Activities..............................................................5
         3.2      Use of Trademarks...............................................................................6
         3.3      License of Technology...........................................................................6

4        Confidentiality of Information...........................................................................6
         4.1      Non-Disclosure of Confidential Information......................................................6
         4.2      Exceptions......................................................................................6
         4.3      Return or Destruction of Confidential Information...............................................7
         4.4      External Communications.........................................................................7

5        Insurance and Indemnification............................................................................7
         5.1      Insurance.......................................................................................7
         5.2      Indemnification.................................................................................7

6        Representations and Warranties...........................................................................8
         6.1      Corporate Status................................................................................8
         6.2      Binding Effect..................................................................................8
         6.3      No Default......................................................................................8
         6.4      Effect of Agreement.............................................................................8

7        Miscellaneous............................................................................................9
         7.1      Governing Law...................................................................................9

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
         7.2      Entire Agreement................................................................................9
         7.3      Severability....................................................................................9
         7.4      Force Majeure...................................................................................9
         7.5      Non-Assignment..................................................................................9
         7.6      Amendments.....................................................................................10
         7.7      Notices........................................................................................10
         7.8      Waivers........................................................................................10
         7.9      Captions.......................................................................................10
         7.10     Proper Business Practices......................................................................10
         7.11     Counterparts...................................................................................10

SCHEDULE 1.4      INITIAL PRICES FOR REAGENTS....................................................................11

SCHEDULE 1.5      PRICING AND ALLOCATION OF REVENUE..............................................................12

EXHIBIT A         PROJECT SENTINEL DESCRIPTION...................................................................13

EXHIBIT B         FORM OF TESTING AGREEMENT......................................................................15

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                   EXCLUSIVE INDEPENDENT CONTRACTOR AGREEMENT
                   ------------------------------------------

         THIS EXCLUSIVE INDEPENDENT CONTRACTOR AGREEMENT (the "AGREEMENT") is made as of January 21, 2000 (the "EFFECTIVE DATE") between CLINICAL REFERENCE LABORATORY, INC., a Kansas corporation ("CRL"), and CALYPTE BIOMEDICAL CORPORATION, a Delaware corporation ("CALYPTE") (collectively, the "PARTIES").

                                 R E C I T A L S
                                 ---------------

A. Calypte is a manufacturer of in vitro diagnostic tests, in particular urine tests for the detection of HIV-1 antibodies, and is the owner of certain proprietary technology related to such tests (the "TECHNOLOGY").

B. CRL is a provider of in vitro diagnostic testing services, licensed throughout the United States to perform HIV-1 and other tests.

C. The Parties have identified a commercial opportunity to provide to clinics, physicians and other healthcare providers (collectively, "PROVIDERS") a national urine testing service for the diagnosis of HIV-1 and other STD infections ("PROJECT SENTINEL"), more fully explained in Exhibit A hereto. The Parties acknowledge that Project Sentinel shall only include offering such tests to Providers and not the general public, as neither Party is in the business of providing, or has the capability to provide, pre- and post-testing counseling to the general public nor proper reporting of test results to governmental authorities as required by applicable law.

D. The Parties desire to set forth the terms and conditions upon which they shall act as independent contractors on an exclusive basis to pursue Project Sentinel.

                               A G R E E M E N T S
                               -------------------

NOW, THEREFORE, the Parties agree as follows:

1        STRUCTURE OF RELATIONSHIP

1.1 GENERAL. Subject to the terms and conditions hereof, (i) Calypte hereby engages the services of CRL as specified herein and CRL undertakes to provide such services as an independent contractor, (ii) Calypte undertakes to perform the services specified herein, and (iii) Calypte shall promote urine STD clinical testing services such as those embodied in Project Sentinel exclusively with CRL, as provided herein to permit CRL to provide such services. This Agreement creates contractual rights between the Parties only, and shall not be deemed to create or give rise to a partnership, trust, joint venture, or other legal entity. For all purposes, the Parties shall be considered as independent contractors and shall not be deemed to be

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         partners, joint venturers, agents or affiliates of each other. This
         Agreement does not grant, and no Party shall have, any authority, express or implied, to create or assume any obligation, enter into any agreement, make any representation or warranty, file any document with any governmental body or serve or accept legal process on behalf of the other, to settle any claim by or against the other, or to bind or otherwise render the other liable in any way.

1.2 DUTIES OF CRL. CRL shall use commercially reasonable efforts to provide the following services to Calypte for Project Sentinel:

         1.2.1 Assemble Collection Kits (as defined in Exhibit A hereto) and distribute Collection Kits to Providers.

         1.2.2 Obtain a properly and fully completed, executed Testing Agreement (in substantially the form as set forth in Exhibit B hereto) from Calypte, Wampole Laboratories ("WAMPOLE") or Providers prior to receiving, administratively processing, testing or reporting the results of Specimens (as defined in Exhibit A hereto).

         1.2.3 Receive and administratively process all Specimens in accordance with CRL's then-current standard procedures, PROVIDED that each Specimen shall only be identified by bar code number as further provided in Exhibit A hereto.

         1.2.4 Perform requested diagnostic tests on Specimens in accordance with Calypte's written directions (which must be commercially reasonable and satisfactory to CRL), applicable law and regulations, and standard clinical laboratory practices.

         1.2.5 Report Specimen test results to the relevant Provider via fax, e-mail or as directed by the Provider.

         1.2.6 Assess and implement sampling and testing logistics for chlamydia and gonorrhea.

         1.2.7 Bill customers pursuant to Section 1.5 hereto, PROVIDED that Calypte acknowledges that CRL shall not be responsible for risk of non-payment or collection efforts, and that CRL accordingly does not guarantee payment by Providers or any other party. CRL shall, however, use commercially reasonable efforts to obtain payment. If CRL does not pursue payment, then Calypte reserves the right to pursue payment at its sole expense and for its sole benefit.

         1.2.8 Provide sales reports to Calypte within thirty (30) working days of the end of each month and apportion revenues for a given month within forty five (45) working days of the end of that month between the Parties in accordance with Section 1.5 hereof.

         1.2.9 Such other duties as the Parties may mutually agree in writing to be performed by CRL.

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1.3      DUTIES OF CALYPTE. Calypte shall use commercially reasonable efforts to perform the following services for Project Sentinel:

         1.3.1 Manufacture and provide HIV-1 Urine EIA and Urine Western Blot (the "REAGENTS") for supply to CRL pursuant to Section 1.4 hereof. Calypte warrants that the Reagents, when used according to the directions printed in the then-current package insert, shall meet the performance claims listed therein and shall be fit for the purposes intended for Project Sentinel.

         1.3.2 Create, ensure compliance with applicable law and arrange for printing of all collateral materials including, but not limited to, brochures and advertising materials.

         1.3.3 Use commercially reasonable efforts to develop additional urine-based testing methods and supplemental applications for urine STD testing. Upon the availability of such new tests, the parties shall negotiate in good faith the terms by which these new tests would be incorporated into Project Sentinel.

         1.3.4 Conduct, oversee and bear all costs associated with telemarketing for Project Sentinel.

         1.3.5 Ensure that CRL is the exclusive provider of the services specified in Section 1.2 for Project Sentinel.

         1.3.6 Such other duties as the Parties may mutually agree in writing to be performed by Calypte.

1.4      SUPPLY OF THE REAGENTS  [**]

1.5 PRICING AND ALLOCATION OF REVENUE. The initial pricing for the Collection Kits and testing services to be provided under Project Sentinel is set forth in Schedule 1.5 hereto. Given that Project Sentinel would not be possible without the contributions of each of the Parties, the Parties shall jointly make all pricing determinations for the products and services provided to Providers under this Agreement, including without limitation any amendment to
         Schedule 1.5 during the term hereof, subject to Section 1.4 hereof. CRL shall, on a monthly basis, allocate the revenues received under Project Sentinel in the manner set forth in Schedule 1.5 hereto and
         Section 1.2.8 hereof. Any adjustments to such allocations shall require the mutual written agreement of both Parties, PROVIDED that any increase in customer pricing, without a corresponding written agreement to the contrary, shall result in a proportional increase for all areas of allocation, subject to Section 1.4 hereof. CRL may offset against amounts due to Calypte pursuant to this Section 1.5 for amounts payable by Calypte to CRL hereunder.

1.6 INDEPENDENT MANAGEMENT. Except as expressly provided in this Agreement, CRL shall have exclusive decision-making authority relating to all services provided by CRL hereunder and Calypte shall have exclusive decision-making authority relating to all services performed by Calypte hereunder.

1.7      MARKETING AND PROMOTION.  [**]

2        DURATION OF AGREEMENT

2.1 TERM. This Agreement shall be effective as of the Effective Date and shall be valid and continue in full force and effect for a period of five (5) years or until terminated in accordance with Sections 2.2 or
         2.3 hereof. After the expiration of the initial five (5) year

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         period, this Agreement shall automatically renew for additional terms of one (1) year each, unless either party provides written notice of its intent not to renew this Agreement at least ninety (90) days prior to the expiration of the then current term.

2.2 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated at any time by the mutual written agreement of the Parties.

2.3 TERMINATION FOR CAUSE. Either Party may terminate this Agreement in the event that the other Party is in material breach of a material obligation under this Agreement and such breach is not remedied within sixty (60) calendar days after written notice of such breach is provided by the non-breaching Party to the Party in breach.

2.4 COMPLETION OF TESTING. Upon the expiration or termination of this Agreement for any reason, (i) Calypte acknowledges and agrees that CRL shall have the right and option to continue testing of Specimens, including without limitation use of the Technology, for a reasonable period of time (which at CRL's election may be at least until the expiration date of Collection Kits distributed prior to the effective date of the expiration or termination of this Agreement) to permit CRL to complete testing of Specimens received in Collection Kits remaining with Providers, (ii) CRL shall not be obligated to, but in its sole discretion may, recall Collection Kits from Providers at any time after sixty (60) calendar days from the expiration or termination date of this Agreement, Calypte shall within thirty (30) working days of CRL's invoice refund the portion of allocated revenues received by Calypte related to such Collection Kits, (iii) CRL shall, as commercially reasonable, immediately discontinue the assembly and distribution of Collection Kits (as described in Exhibit A) which are specifically designed for use solely with Project Sentinel, and (iv) Calypte shall at CRL's request repurchase Reagents not used by CRL at the price paid by CRL (PROVIDED that CRL shall use commercially reasonable efforts to (A) utilize all Reagents prior to requesting any such repurchase, and
         (B) notify Calypte as soon as is reasonably possible of any such repurchase, with an estimate of the amount of such repurchase).

2.5 SURVIVAL OF RIGHTS AND OBLIGATIONS. The rights and obligations of the Parties pursuant to Sections 2.4, 3.3, 4 and 5.2 hereof shall survive and continue after the termination of this Agreement. Termination of this Agreement shall not relieve the Parties of any liability which arose hereunder prior to the date of such termination nor preclude any Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement, nor prejudice a Party's right to obtain performance of any obligation provided for in this Agreement, which right expressly survives termination.

3        NON-COMPETITION AND EXCLUSIVITY

3.1      LIMITATION ON COMPETING ACTIVITIES. [**]

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3.2      USE OF TRADEMARKS. Calypte at its cost shall obtain and maintain
         U.S. Federal trademark or service mark registrations for "SENTINEL" and/or any other trademarks, service marks or trade names which the parties shall mutually determine to use for the promotion and operation of Project Sentinel (collectively, the "MARKS"). During the term of this Agreement and the completion period specified in
         Section 2.4 hereof, Calypte grants to CRL an exclusive (except as to Calypte and Wampole), royalty-free license to use the Marks for Project Sentinel. Calypte warrants to CRL that (subject to obtaining such registrations) it owns or will own the Marks and has or will have the right to license their use to CRL, and that CRL's use of the Marks shall not infringe the proprietary rights of any third party. Each of the parties undertakes and agrees that, except as otherwise may be agreed by them in writing, neither party shall use the Marks (i) for any purpose during the term hereof other than Project Sentinel, and (ii) for any purpose whatsoever after the expiration or termination of this Agreement. For the avoidance of doubt, Calypte agrees to not use the Marks after the expiration or termination of this Agreement except with the written consent of CRL.

3.3 LICENSE OF TECHNOLOGY. During the term of this Agreement and the completion period specified in Section 2.4 hereof, Calypte grants to CRL a non-exclusive, royalty-free license to use the Technology for Project Sentinel. Calypte warrants to CRL that to the best of its knowledge it owns the Technology and has the right to license its use to CRL, and that CRL's use of the Technology shall not infringe the proprietary rights of any third party.

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4        CONFIDENTIALITY OF INFORMATION

4.1 NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. Each Party shall maintain in confidence, and shall not use, disseminate or disclose for any purpose whatsoever other than for the purposes of this Agreement, any and all information (herein "CONFIDENTIAL INFORMATION"), whether oral or written (including, without limitation, in electronic form), furnished to it pursuant to this Agreement, or in connection with the transactions contemplated by this Agreement including, but not limited to, technical information, know-how, customer lists, trade secrets, business strategy, financial data, development and manufacturing processes and techniques, and all other confidential and proprietary information of whatever description, and shall cause, instruct and oblige its directors, officers, employees and agents and any other person acting in concert with it or on its behalf and having access to such Confidential Information to keep the same in confidence.

4.2 EXCEPTIONS. Notwithstanding the foregoing, no Party shall be obliged to keep in confidence or incur any liability for disclosure of Confidential Information received which (i) was already known to the recipient at the time of its receipt, (ii) was permitted in writing to be disclosed by the party from which it was obtained, (iii) was within the public domain at the time of its disclosure to the recipient, (iv) comes into the public domain without any breach of this Agreement, (v) becomes known or available to the recipient other than as a result of any breach of this Agreement by the recipient, or (vi) is validly required to be disclosed by any applicable law, court or regulatory or examining authority. Furthermore, in the event that a Party or anyone to whom a party transmits the Confidential Information becomes legally compelled to disclose any of the Confidential Information, such Party shall provide the other Party with prompt notice of such so that the other Party may seek an appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such a remedy is not obtained, each Party shall furnish only that portion of the Confidential Information that it is advised by written opinion of its legal counsel to be legally required and shall exercise commercially reasonable efforts to obtain such reliable assurance that confidential treatment shall be accorded to the Confidential Information.

4.3 RETURN OR DESTRUCTION OF CONFIDENTIAL INFORMATION. Upon the expiration or termination of this Agreement, each Party agrees to return any Confidential Information and all copies thereof at the written request of the Party which furnished such Confidential Information, or shall procure that all tangible forms of such Confidential Information are destroyed.

4.4 EXTERNAL COMMUNICATIONS. Except as reasonably necessary to effect a Party's rights and obligations hereunder, without the prior written consent of the other Party, each Party, its agents, representatives and employees shall not disclose to any person or entity the terms, conditions or other facts with respect to this Agreement, the collaboration which is the subject hereof, or any transactions contemplated hereby. However, either party is free to issue and may disclose marketing or public relations information in an effort to further or enhance the marketing/public relations aspect of Project Sentinel. Such disclosing party shall

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         provide a copy of any such information to the other party before any information is disclosed to a non-party.

5        INSURANCE AND INDEMNIFICATION

5.1 INSURANCE. Each Party shall maintain policies of insurance (including without limitation liability, auto, workers compensation and professional negligence coverages) reasonably and prudently required for the conduct of their respective business, as determined by the individual Parties.

5.2 INDEMNIFICATION. Each Party (for purposes of this Section 5.2, an "INDEMNIFYING PARTY") shall, to the extent permitted by applicable law, defend, indemnify, and hold harmless the other Party and its respective officers, directors, shareholders, employees, agents, independent contractors, representatives and affiliates (for purposes of this Section 5.2, collectively the "INDEMNIFIED PERSONS") from and against any loss, damage, liability, cost or expense, including without limitation reasonable attorneys' fees and disbursements incurred or suffered by the Indemnified Persons, arising in connection with:

         5.2.1 Any breach of a representation or warranty of the Indemnifying Party as set forth herein;

         5.2.2 Any breach by the Indemnifying Party of any of its covenants, or failure by the Indemnifying Party to perform any of its agreements or obligations, as set forth in this Agreement; and

         5.2.3 Claims or demands arising out of or related to any fraud, bad faith, willful misconduct or negligence of the Indemnifying Party or any of its affiliates, respectively, or their respective employees, agents or representatives, in connection with this Agreement.

6        REPRESENTATIONS AND WARRANTIES

         Each Party represents and warrants to the other Party, as of the Effective Date, that:

6.1 CORPORATE STATUS. Such Party is a corporation duly incorporated and organized and validly existing in all respects under the laws of the jurisdiction of its incorporation, with full power and authority to enter into, execute, deliver and perform its obligations under this Agreement and to own its assets and to carry on its business as it is now being conducted, and as currently planned to be conducted, and no action has been taken or threatened (whether by such party or any third party) for its liquidation, bankruptcy, receivership or analogous process.

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6.2      BINDING EFFECT. Such Party's execution and delivery of, and the performance of its obligations under, this Agreement has been duly and validly authorized, and each of its obligations hereunder constitutes its valid, legal and binding obligation enforceable against such Party in accordance with such obligation's terms.

6.3 NO DEFAULT. Such Party is not in violation of or default under any term of its articles of incorporation or analogous charter documents (as applicable) or any provision of any agreement to which it is a party or by which any of its assets or properties is bound, or to its knowledge any provision of any judgment, decree, order, writ, statute, rule or regulation applicable to it, which violation or default would materially and adversely affect its performance hereunder.

6.4 EFFECT OF AGREEMENT. The execution and delivery by such Party of this Agreement, and the performance or observance of any of its obligations hereunder, does not and will not conflict with, nor does it and nor will it result in any violation of or default under, any agreement to which it is a party or by which any of its assets or properties is bound, nor to its knowledge any provision of any judgment, order, decree, writ, statute, rule or regulation applicable to it, which violation or default would materially and adversely affect its business, assets liabilities, financial condition or prospects.

7        MISCELLANEOUS

7.1 GOVERNING LAW. This Agreement and the documents to be entered into pursuant to it shall be deemed to have been made in the State of Kansas and shall be governed by and construed and enforced in accordance with, the internal laws of the State of Kansas.

7.2 ENTIRE AGREEMENT. This Agreement, including the Schedules and Exhibits attached hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes and replaces any and all previous negotiations, understandings, correspondence, commitments and agreements, oral or written, with respect to such subject matter.

7.3 SEVERABILITY. Any provision of this Agreement which shall be held to be invalid, illegal, or unenforceable in any respect shall be ineffective to the extent of such invalidity, illegality or unenforceability only, without affecting or impairing in any way the remaining provisions hereof. If at any time any provision of this Agreement is held to be invalid, illegal, or unenforceable, then the Parties shall negotiate in good faith to modify such provision so that it is valid, legal and enforceable, and has the same intended economic effect as the original provision.

7.4 FORCE MAJEURE. A Party shall not be liable to the other Party for failure to perform any part of this Agreement, with the exception of payment obligations, if such failure results from an act of God, war conditions, revolt, revolution, sabotage, government, state or municipal

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         regulations or actions, embargo, fire, strike, or other labor trouble, or any cause beyond such Party's reasonable control. Upon the occurrence of any such event which results in, or will result in, delay or failure to perform according to the terms of this Agreement, the Party whose performance is delayed or prevented shall immediately give notice to the other Party of such occurrence and the effect and/or anticipated effect of such occurrence on the performance of such Party. The Party whose performance is so affected shall use commercially reasonable efforts to minimize disruptions in its performance and to resume full performance of its obligations under this Agreement as soon as possible.

7.5 NON-ASSIGNMENT. No Party may assign this Agreement or rights or obligations hereunder, in whole or in part, without the written consent of the other Party, which consent shall not be unreasonably withheld, PROVIDED that either Party may transfer, assign and/or delegate its rights and obligations hereunder to the purchaser of substantially all of its assets (which for the avoidance of doubt shall permit the acquisition of a controlling interest in the equity securities of either Party by any person or entity and/or the merger of either Party with any person or entity without the consent of the other Party) if such purchaser undertakes in writing to the other Party hereto to assume, observe and perform the obligations of such assigning Party, and such assigning Party remains liable to the other Party hereto for the full performance of such obligations. This Agreement shall be binding on and shall inure to the benefit of any and all successors and permitted assigns of either Party.

7.6 AMENDMENTS. No amendment, modification, revision or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by both Parties hereto.

7.7 NOTICES. All notices under this Agreement shall be in writing and given in person, first class registered mail or by Federal Express, Airborne or other reputable delivery service, delivery costs prepaid, addressed to the Parties at the addresses specified on the last page hereof, or to such other address of which either Party may notify the other pursuant to this provision. Any such notice or communication may also be given by facsimile or other electronic communication to the appropriate designation with confirmation of receipt. Notices sent by mail shall be effective upon receipt; notices given by hand, delivery service, fax, or other electronic communication shall be effective when delivered and with confirmation of receipt.

7.8 WAIVERS. A Party shall not be deemed to have waived any right, power or privilege under this Agreement unless such waiver is in writing and signed by such Party. No waiver shall be deemed to be a continuing waiver unless so stated in writing.

7.9 CAPTIONS. The captions appearing in this Agreement are inserted only as a matter of convenience and as a reference and in no way define, limit or describe the scope or intent of this Agreement.

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7.10     PROPER BUSINESS PRACTICES. No Party shall pay, promise, offer or authorize payment of anything of value in any form to any person or organization, either directly or indirectly, through an agent, representative, subcontractor or other third party, to obtain or retain business, where such payment, promise, offer or authorization is contrary to applicable law. Each Party shall comply with all applicable laws and regulations in the performances of its duties under this Agreement.

7.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, CRL and Calypte have executed this Agreement as of the date first written above.

CLINICAL REFERENCE LABORATORY, INC.    CALYPTE BIOMEDICAL CORPORATION

BY:      /s/ Timothy S. Sotos          BY:      /s/ Nancy E. Katz
         -------------------------              -------------------------------
         Timothy Sotos                          Nancy Katz
         Chairman & CEO                         President

ADDRESS:    8433 Quivera Road          ADDRESS:     1265 Harbor Bay Parkway
            Lenexa, Kansas 66215                    Alameda, CA 94502
FAX:        (913) 492-2057             FAX:         (510) 814-8408


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                                  SCHEDULE 1.4
                                  ------------

                           INITIAL PRICES FOR REAGENTS

                                      [**]


                                  SCHEDULE 1.5
                                  ------------

                        PRICING AND ALLOCATION OF REVENUE

                                      [**]


                                    EXHIBIT A
                                    ---------
                          PROJECT SENTINEL DESCRIPTION
                                      [**]


                                    EXHIBIT B
                                    ---------
                                TESTING AGREEMENT
                   REGARDING SENTINEL STD-TM- TESTING SERVICES

The undersigned agrees as follows:

- The obligation of the Sentinel-TM- STD Testing Service is limited to the reporting of test results. Pre- and post-test counseling of patients is the sole responsibility of the party identified below.
- It is the sole responsibility of the party identified below to comply with local laws and regulations regarding the reporting of transmissible diseases to health authorities.
- The party identified below hereby certifies that it is authorized by competent authorities to order HIV antibody and STD testing.
- The party identified below hereby certifies that it is solely responsible for compliance with applicable laws and regulations regarding informed consent and confidentiality.
- The party identified below acknowledges that it will receive results that are identified only by bar-code number, and agrees not to submit samples identified in any manner by patient name.
- The party identified below accepts sole responsibility for compliance with sample collection and transport instructions, and agrees to collect and transport samples only with the materials provided.
- The party identified below agrees to purchase the urine testing services according to the pricing and delivery schedule indicated below. Services will be invoiced monthly based for kits shipped in that month, and payment will be made within 30 days of invoicing. Applicable sales taxes will be charged on the invoice.
- Kits which are unused or expired are not eligible for reimbursement or replacement.
- The party identified below understands that the Sentinel-TM- STD Testing Service is intended for, and priced for, a typical mix of positive and negative HIV antibody samples. The use of the Service purely as a means of confirming positive samples is contrary to the spirit of the Service, and CRL reserves the right to decline future orders from institutions that, in CRL's sole opinion, misuse the Service in this manner.

                                                 NUMBER OF SAMPLE                                       FREQUENCY OF
TEST SERVICE                                     COLLECTION KITS               PRICE                    SHIPMENT
------------                                     ---------------               -----                    --------
HIV-1 Antibody Only                                   25                        550.00                   __ this order only
                                                                                                         ________/month
HIV-1 Antibody Only                                  100                      2,100.00                   __ this order only
                                                                                                         ________/month
HIV-1 Antibody, Chlamydia and Gonorrhea               25                      2,250.00                   __ this order only
                                                                                                         ________/month
HIV-1 Antibody, Chlamydia and Gonorrhea              100                      7,500.00                   __ this order only
                                                                                                         ________/month
Chlamydia and Gonorrhea                               25                      1,750.00                   __ this order only
                                                                                                         ________/month
Chlamydia and Gonorrhea                              100                      6,000.00                   __ this order only
                                                                                                         ________/month

Purchase Order No._______________________


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Clinical Reference Laboratories (CRL) agrees as follows:

1) CRL will process properly collected samples on a timely basis, and make every effort to report results (including HIV-1 Antibody Western Blot results if appropriate) within three working days of receipt of samples, subject to delays beyond its control.
2) CRL will report results electronically according to the mechanism identified below.
3)       CRL will report results only by sample bar-code number.
4)       CRL reserves the right to decline future orders from any Institution.
5) CRL shall ship collection kits with no less than 9 month remaining shelf life.


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                                    EXHIBIT B

          TESTING AGREEMENT REGARDING SENTINEL-TM- STD TESTING SERVICES

SHIP TO:

Company      _____________________________________________________
Contact Name _____________________________________________________
Address      _____________________________________________________
             _____________________________________________________
City         ______________________ State_________ Zip____________

(   )                  (   )
-------------------    ---------------------      ------------------------
Telephone              Facsimile                  E-mail

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

BILL TO:

Company      _____________________________________________________
Contact Name _____________________________________________________
Address      _____________________________________________________
             _____________________________________________________
City         ______________________ State_________ Zip____________

(   )                  (   )
-------------------    ---------------------      ------------------------
Telephone              Facsimile                  E-mail

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

BUSINESS INFOR:

Please check one:   ____INDIVIDUAL    ____PARTNERSHIP    ____CORPORATION
FEDERAL TAX ID #/SOCIAL SECURITY # __________________ STATE INCORP.__________ TYPE OF BUSINESS ____________________________ DATE STARTED _______________
MAJOR VENDOR REFERENCE:

NAME______________________________________CONTACT_______________________
ADDRESS___________________________________PHONE_________________________
CITY________________________________STATE______________ZIP______________

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

TEST RESULTS ARE TO BE COMMUNICATED EXCLUSIVELY TO THE ATTENTION OF:

Name__________________________________   Title________________________
Address______________________________________
_____________________________________________
City________________ State_________ Zip______ Telephone (_____)_______________


RESULTS ARE TO BE TRANSMITTED VIA            Facsimile No. (     )
                                         ---               --------------------
(CHOOSE ONE)                                 E-mail address
                                         ---               --------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The undersigned is authorized on behalf of the Institution named above to agree, and hereby does agree, to the terms and conditions of this Sentinel-TM- STD Testing Agreement

____________________   ________________________________________________________
Name                   State Medical License No., if Institution is a physician

Title_________________________________________

______________________________________________     ___________________________
Signature                                                              Date

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THE SYMBOL '[**]' IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
OMITTED AND FILED SEPARATELY WITH THE COMMISSION.